UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 1, 2004

                                 GOAMERICA, INC.


             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       0-29359                22-3693371
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 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)



    433 HACKENSACK AVENUE, HACKENSACK, NJ                          07601
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   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [  ]     Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

       [  ]     Soliciting material pursuant to Rule 14a-12 under  the  Exchange
                Act (17 CFR 240.14a-12)

       [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

       [  ]     Pre-commencement communications pursuant to  Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

      Pursuant to an Asset Purchase Agreement entered into as of September 1, 2004 between GoAmerica, Inc. ("GoAmerica") and its wholly-owned subsidiary (collectively, the "Buyer") and H. Edward Torres (the "Seller"), GoAmerica purchased certain assets of Seller relating to prepaid telephone calling cards in consideration of the issuance of 197,368 shares of GoAmerica common stock (the "Shares"). The value of the Shares was $75,000, based on the closing price of GoAmerica's common stock as reported by Nasdaq on September 1, 2004.

      The Shares are being issued to Seller pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. GoAmerica relied on various representations of Seller concerning Seller's investment intent and sophistication in agreeing to issue the Shares. GoAmerica is under no obligation to register the Shares.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GOAMERICA, INC.

                                      By: /s/ Donald G. Barnhart
                                      ------------------------------------------
                                      Donald G. Barnhart
                                      Vice President and Chief Financial Officer

Dated:  September 8, 2004